Exhibit 99.1
FOR IMMEDIATE RELEASE
RMR Mortgage Trust Announces Second Quarter 2021 Results
Cumulative Loan Originations Since September 2020 of $298 Million
Second Quarter Net Income Per Common Share of $0.11
Second Quarter Distributable Earnings Per Common Share of $0.13
____________________________________________________________________________________________________
Newton, MA (August 3, 2021): RMR Mortgage Trust (Nasdaq: RMRM) today announced financial results for the quarter and six months ended June 30, 2021.
Tom Lorenzini, President of RMRM, made the following statement:
"We continue to build momentum executing on RMR Mortgage Trust’s new business plan focused on investing capital in first mortgage loans secured by middle market and transitional commercial real estate. During the second quarter, we closed two new loans totaling $73.5 million in commitments, utilized leverage to enhance portfolio returns and realized meaningful growth in investment income and distributable earnings on a sequential quarter basis. Our momentum continued subsequent to quarter end with the closing of two additional loans, which expanded RMRM’s diversified portfolio to nearly $300 million of committed capital. Our deal pipeline remains active with more than $600 million in potential transactions, putting us on a solid path to fully investing our capital. We remain on track to complete our merger with Tremont Mortgage Trust during the third quarter of 2021.”

Quarterly Results

	Three Months Ended
(dollars in thousands, except per share data)	June 30, 2021	March 31, 2021	Change
Net income	$1,160	$350	231.4%
Net income per common share	$0.11	$0.03	266.7%
Distributable Earnings	$1,342	$350	283.4%
Distributable Earnings per share	$0.13	$0.03	333.3%
Income from investments, net	$2,863	$2,001	43.1%
Book value per share	$18.90	$18.94	(0.2%)
Additional information and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to Distributable Earnings for the quarter and six months ended June 30, 2021 appears later in this press release.

Portfolio Summary and Recent Investment Activities

(dollars in thousands)	June 30, 2021	March 31, 2021	December 31, 2020
Number of loans	9	7	5
Total loan commitments	$250,710	$177,195	$111,720
Weighted average maximum maturity (years)	4.2	4.3	4.2
Weighted average coupon rate	4.98%	4.99%	5.08%
Weighted average all in yield	5.62%	5.65%	5.71%
Weighted average LIBOR floor	0.76%	0.77%	0.78%
Weighted average risk rating	2.9	3.0	3.0
Weighted average loan to value	68%	67%	68%

RMRM committed capital and funded the following first mortgage loans during the three months ended June 30, 2021:

Location	Property Type	Origination Date	Committed Principal Balance	Principal Balance as of June 30, 2021	Coupon Rate	All in Yield	Maximum Maturity (date)	LTV
(dollars in thousands)
Colorado Springs, CO	Office / Industrial	04/06/21	$34,275	$29,215	L + 4.50%	L + 5.04%	04/06/2025	73%
Londonderry, NH	Industrial	04/06/21	39,240	34,251	L + 4.00%	L + 4.62%	04/06/2026	73%
Total/weighted average			$73,515	$63,466	L + 4.23%	L + 4.81%		73%

•In July 2021, RMRM originated a first mortgage loan of $27.4 million that was used to refinance a multi-tenant office building located in Plano, TX. This loan requires the borrower to pay interest at the floating rate of LIBOR plus a premium of 0.0475 basis points per annum. This floating rate loan includes an initial funding of $24.6 million and a future funding allowance of $2.8 million for tenant improvements, leasing commissions and capital expenditures and has a three-year initial term with two, one-year extension options, subject to the borrower meeting certain conditions.

•Also in July 2021, RMRM originated a first mortgage loan of $19.7 million that was used to finance the acquisition of a 100-unit apartment building located in Portland, OR. This loan requires the borrower to pay interest at the floating rate of LIBOR plus a premium of 0.0357 basis points per annum. This floating rate loan was fully funded at closing and has a three-year initial term with two, one-year extension options, subject to the borrower meeting certain conditions.

Merger with Tremont Mortgage Trust

As previously announced, RMRM and Tremont Mortgage Trust (Nasdaq: TRMT) entered into a definitive agreement and plan of merger, dated April 26, 2021, or the Merger Agreement, pursuant to which TRMT will merge with and into RMRM, with RMRM continuing as the surviving company, or the Merger. Pursuant to the terms of the Merger Agreement, TRMT’s shareholders will receive 0.52 of one newly issued common share of RMRM for each common share of TRMT they hold, with cash paid in lieu of fractional shares. Completion of the Merger will require certain approvals of RMRM’s and TRMT's shareholders and the satisfaction or waiver of other conditions. The record date for determining the shareholders entitled to receive notice of, and to vote at, the RMRM and TRMT special meetings of shareholders is July 14, 2021. The special meetings of shareholders of RMRM and TRMT are scheduled to be held on September 17, 2021 and, pending the requisite approval by RMRM and TRMT shareholders, the Merger is expected to close during the third quarter of 2021.

Recent Financing Activities
•During the quarter ended June 30, 2021, UBS AG advanced approximately $49.2 million to RMRM under its master repurchase facility.

•As of June 30, 2021 and July 30, 2021, RMRM had a $49.2 million and $69.2 million, respectively, in aggregate outstanding principal balance under its master repurchase facility. As of June 30, 2021, RMRM was in compliance with all covenants and other terms under its master repurchase facility.

Distributions
•On May 20, 2021, RMRM paid a quarterly distribution to common shareholders of record as of April 26, 2021 of $0.15 per common share, or approximately $1.5 million in aggregate.

•On July 15, 2021, RMRM declared a quarterly distribution of $0.15 per common share for the second quarter of 2021, or approximately $1.5 million in aggregate, to shareholders of record on July 26, 2021. RMRM expects to pay this distribution on or about August 19, 2021.

Conference Call
At 10:00 a.m. Eastern Time on Wednesday, August 4, 2021, President, Tom Lorenzini, and Chief Financial Officer and Treasurer, Doug Lanois, will host a conference call to discuss RMRM’s second quarter 2021 financial results. The conference call telephone number is (877) 270-2148. Participants calling from outside the United States and Canada should dial (412) 902-6510. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available through 11:59 p.m. on Wednesday, August 11, 2021. To access the replay, dial (412) 317-0088. The replay pass code is 10157618.
A live audio webcast of the conference call will also be available in a listen-only mode on RMRM’s website, which is located at www.rmrmortgagetrust.com. Participants wanting to access the webcast should visit RMRM’s website about five minutes before the call. The archived webcast will be available for replay on RMRM’s website after the call. The transcription, recording and retransmission in any way of RMRM’s second quarter conference call are strictly prohibited without the prior written consent of RMRM.
Supplemental Data
A copy of RMRM’s Second Quarter 2021 Supplemental Operating and Financial Data is available for download at RMRM’s website, www.rmrmortgagetrust.com. RMRM’s website is not incorporated as part of this press release.

About RMR Mortgage Trust
RMRM is a real estate finance company that originates and invests in first mortgage loans secured by middle market and transitional commercial real estate. RMRM is managed by an affiliate of The RMR Group Inc. (Nasdaq: RMR). Substantially all of RMR’s business is conducted by its majority owned subsidiary, The RMR Group LLC, which is an alternative asset management company with $32 billion in assets under management and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. For more information about RMRM, please visit www.rmrmortgagetrust.com.

Non-GAAP Financial Measures
RMRM presents Distributable Earnings, which is considered a “non-GAAP financial measure” within the meaning of the applicable rules of the Securities and Exchange Commission, or SEC. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to net income determined in accordance with GAAP or an indication of RMRM’s cash flows from operations determined in accordance with GAAP, a measure of RMRM’s liquidity or operating performance or an indication of funds available for RMRM’s cash needs. In addition, RMRM’s methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, RMRM’s reported Distributable Earnings may not be comparable to the distributable earnings as reported by other companies.
RMRM calculates Distributable Earnings as net income, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) the management incentive fees earned by RMRM’s manager, if any; (b) depreciation and amortization, if any; (c) non-cash equity compensation expense; (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP), if any; and (e) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable.
RMRM intends to elect to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, effective for its 2020 taxable year. In order to qualify for taxation as a REIT, RMRM is generally required to distribute substantially all of its taxable income, subject to certain adjustments, to its shareholders. RMRM believes that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings may be a useful indicator of distributions to RMRM's shareholders and is a measure that is considered by RMRM's Board of Trustees when determining the amount of such distributions. RMRM believes that Distributable Earnings provides meaningful information to consider in addition to net income and cash flows from operating activities determined in accordance with GAAP. This measure helps RMRM to evaluate its performance excluding the effects of certain transactions, the variability of any management incentive fees that may be paid or payable and GAAP adjustments that RMRM believes are not necessarily indicative of RMRM’s current loan portfolio and operations. In addition, Distributable Earnings is used in determining the amount of base management and management incentive fees payable by RMRM to RMRM’s manager under RMRM’s management agreement.
Please see the pages attached hereto for a more detailed statement of RMRM’s operating results and financial condition and for an explanation of RMRM's calculation of Distributable Earnings and a reconciliation of net income determined in accordance with GAAP to that amount.

RMR MORTGAGE TRUST
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
INCOME FROM INVESTMENTS:
Interest income from investments	$3,055	$5,056
Less: interest and related expenses	(192)	(192)
Income from investments, net	2,863	4,864

OTHER EXPENSES:
Base management fees	721	1,436
General and administrative expenses	714	1,306
Reimbursement of shared services expenses	275	601
Total expenses	1,710	3,343

Income before income tax benefit (expense)	1,153	1,521
Income tax benefit (expense)	7	(11)
Net income	$1,160	$1,510

Weighted average common shares outstanding	10,208	10,205

Net income per common share	$0.11	$0.15

RMR MORTGAGE TRUST
CALCULATION AND RECONCILIATION OF NET INCOME TO DISTRIBUTABLE EARNINGS
(amounts in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
Reconciliation of net income to Distributable Earnings:
Net income	$1,160	$1,510
Non-cash equity compensation expense	182	182
Distributable Earnings	$1,342	$1,692

Weighted average common shares outstanding	10,208	10,205

Distributable Earnings per common share	$0.13	$0.17

RMR MORTGAGE TRUST
CONDENSED CONSOLIDATED BALANCE SHEET
(dollars in thousands, except per share data)
(unaudited)

June 30,
2021
ASSETS
Cash and cash equivalents	$30,402
Restricted cash	205
Loans held for investment, net	210,742
Accrued interest receivable	620
Prepaid expenses and other assets	2,505
Total assets	$244,474

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable, accrued liabilities and deposits	$1,638
Master repurchase facility, net	48,775
Due to related persons	1,006
Total liabilities	51,419

Commitments and contingencies

Shareholders' equity:
Common shares of beneficial interest, $0.001 par value per share; unlimited number of shares authorized; 10,217,009 shares issued and outstanding	10
Additional paid in capital	193,065
Cumulative net income	1,510
Cumulative distributions	(1,530)
Total shareholders' equity	193,055
Total liabilities and shareholders' equity	$244,474

Warning Concerning Forward-Looking Statements
This press release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever RMRM uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, RMRM is making forward-looking statements. These forward-looking statements are based upon RMRM’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by RMRM’s forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond RMRM’s control. For example:
•Mr. Lorenzini states that RMRM continues to build momentum executing on its new business plan focused on investing capital in first mortgage loans secured by middle market and transitional real estate. Additionally, this press release references recent loans closed, and Mr. Lorenzini makes note of an active deal pipeline. These statements may imply that RMRM will close additional loans, that it will achieve its business plan objectives and that its business will continue to improve as a result. However, RMRM’s business and ability to execute loans and realize its business plan objectives are subject to various risks, including the competitive nature of the industry in which it operates, as well as other factors, many of which are outside its control, such as the current COVID-19 pandemic. These risks and other factors may prevent RMRM from successfully closing additional loans, executing its new business plan and realizing its business plan objectives. Further, once RMRM invests or commits its remaining capital, its ability to continue to grow and fund loans will be subject to its ability to obtain additional cost-effective capital or its redeploying proceeds from repayments of its loan investments.
•Mr. Lorenzini states that RMRM remains on track to merge with TRMT during the third quarter of 2021. However, the closing of the Merger is subject to the satisfaction or waiver of conditions, including the receipt of requisite approvals by RMRM’s and TRMT’s shareholders, and RMRM cannot be sure that any or all of those conditions will be satisfied or waived. Accordingly, the Merger may not close when expected, or at all.
•The Merger requires the approval of TRMT’s shareholders and the issuance of RMRM common shares in the Merger requires the approval of RMRM’s shareholders. Such approvals are being solicited by a definitive joint proxy statement/prospectus that is included as part of a registration statement on Form S-4, as amended, or the Form S-4, that RMRM filed with the SEC.
The information contained in RMRM's filings with the SEC, including under "Risk Factors" in RMRM's periodic reports, or incorporated therein, identifies other important factors that could cause RMRM’s actual results to differ materially from those stated in or implied by RMRM’s forward looking statements. RMRM’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, RMRM does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Additional Information about the Merger
In connection with the Merger, RMRM has filed with the SEC a Registration Statement on Form S-4 containing a definitive joint proxy statement/prospectus and other documents with respect to the Merger, which was declared effective by the SEC on July 26, 2021. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.
The definitive joint proxy statement/prospectus has been mailed to RMRM's and TRMT's shareholders. Shareholders may obtain free copies of the Registration Statement on Form S-4, the definitive joint proxy statement/prospectus and any other relevant documents filed or to be filed with the SEC at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of RMRM’s filings with the SEC from RMRM's website at www.rmrmortgagetrust.com or TRMT's filings from TRMT's website at www.trmtreit.com.

Participants in Solicitation Relating to the Merger

RMRM, TRMT and their respective trustees and executive officers, and Tremont Realty Advisors LLC, The RMR Group LLC, The RMR Group Inc. and certain of their respective directors, officers and employees may be deemed to be participants in the solicitation of proxies from RMRM and TRMT shareholders in respect of the Merger and the other transactions contemplated by the Merger Agreement. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of RMRM’s and TRMT’s shareholders in connection with the Merger and the other transactions contemplated by the Merger Agreement is set forth in the definitive joint proxy statement/prospectus. Information regarding RMRM’s trustees and executive officers and TRMT’s trustees and executive officers can be found in RMRM's and TRMT’s respective definitive proxy statement for its 2021 Annual Meeting of Shareholders. These documents are available free of charge on the SEC's website and from RMRM or TRMT, as applicable, using the sources indicated above.

Contact:
Kevin Barry
Manager, Investor Relations
(617) 796-7651
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